© Atkore Inc. Third Quarter 2022 Earnings Presentation August 2, 2022

© Atkore Cautionary Statements This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share (also referred to as “Adjusted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non- recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. 2

© Atkore Strong Results in Q3 2022; Investing for the Future 1. See non-GAAP reconciliation in appendix. 493.5 384.9 853.7 1,061.6 Q3 2019 Q3 2020 Q3 2021 Q3 2022 +24% 36.6 24.1 175.3 254.3 Q3 2019 Q3 2022 Q3 2020 Q3 2021 +45% 88.5 63.7 274.3 377.5 Q3 2019 Q3 2020 Q3 2021 Q3 2022 +38% 1.04 0.67 3.96 6.07 Q3 2020 Q3 2019 Q3 2022 Q3 2021 +53% Revenue $M Net Income $M Adjusted EBITDA1 $M Adjusted EPS1 $/share Solid results in Q3 with strong earnings growth and margin expansion Repurchased $136M in stock in Q3 Acquired Talon Products, LLC and United Poly Systems Purchased a new location in Dallas, Texas to support growth in our HDPE products and expand our Regional Distribution Center (RDC) footprint Increasing outlook and expectations for FY 2022 Business Update 3

© Atkore Infrastructure Investment and Jobs Act (IIJA) provided $65 billion for broadband deployment Expansion of 5G networks by telecom providers will continue Power and electric utility companies continue to invest heavily in “grid hardening” to protect our electrical infrastructure from storms and other adverse conditions Market Highlights Strategically Growing HDPE Conduit Offering Acquired Four Star Industries in December 2021 Acquired United Poly Systems in June 2022 Planning future organic investments in our new Dallas, Texas facility to expand our capabilities and capacity 4 Atkore Actions

© Atkore Expanding our RDC Network 5 RDC Footprint Atkore Regional Distribution Centers are a one- stop shop for our portfolio of products. Each RDC provides: Co-Load Supply Capabilities – Achieve freight minimum with maximum efficiency. Combine multiple product lines into one order. Will Call Services – Receive same-day orders in as little as two hours with the ability to track those orders in our own “Will Call App” on smart phone devices. Breadth of Products – Stock thousands of Electrical and Safety & Infrastructures products. An offering that is unmatched in the industry in our categories. New Dallas RDC will expand our footprint and provide additional support for our customers in the southern United States RDC Benefits & Growth Strategy Learn More and Check Out the Video at: https://www.atkore.com/rdc/ New RDC in 2024/2025

© Atkore Q3 Income Statement Summary 6 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q3 2022 Q3 2021 Y/Y Change Y/Y % Change Net Sales $1,061.6 $853.7 $207.9 24.4% Operating Income $349.7 $248.7 $101.0 40.6% Net Income $254.3 $175.3 $79.0 45.1% Adjusted EBITDA1 $377.5 $274.3 $103.3 37.7% Adjusted EBITDA Margin2 35.6% 32.1% +350 bps - Net Income per Share (Diluted) $5.74 $3.64 $2.10 57.7% Adjusted Net Income per Share1 (Diluted) $6.07 $3.96 $2.11 53.3%

© Atkore Consolidated Atkore Q3 2022 Bridges 7 Volume/Mix (5.1%) Price +28.6% Acquisitions +1.6% F/X / Other (0.7%) Total +24.4% $44 $244 $14 $6 2021 PriceVolume/Mix M&A F/X / Other 2022 $854M $1,062M Delivered strong results despite a challenging operating environment Solid volume growth in our international markets and focused product categories Positive momentum and solid performance from acquisitions completed earlier in the fiscal year (Four Star Industries & Sasco Tubes & Roll Forming) $15 $111 $244 $3 $17 2021 Volume/Mix Price $274M 2022M&ACost Changes Productivity / Investment / F/X / Other $378M Net Sales % Change Highlights Q3 Adjusted EBITDA Bridge Q3 Net Sales Bridge

© Atkore Q3 2022 Segment Results 8 Electrical Safety & Infrastructure ($’s in millions) Q3 2022 Q3 2021 Y/Y Change Net Sales $821.6 $661.2 24.3% Adjusted EBITDA $351.5 $267.8 31.2% Adjusted EBITDA Margin 42.8% 40.5% +230 bps ($’s in millions) Q3 2022 Q3 2021 Y/Y Change Net Sales $241.9 $193.5 25.0% Adjusted EBITDA $45.7 $22.4 104.2% Adjusted EBITDA Margin 18.9% 11.6% +730 bps $41 $200 $7 $5 2021 Volume/Mix Price M&A F/X / Other 2022 $661M $822M $3 $44 $7 $1 Volume/Mix2021 Price M&A F/X / Other 2022 $193M $242M Q3 Net Sales Bridge Q3 Net Sales Bridge

© Atkore Ahead of schedule on plan to deploy over $1 billion in cash over next two to three years1; Deployed over $730 million in first nine months of 2022 Capital Deployment Focused on Driving Growth Capital Deployment Model Capital Expenditures, Organic Growth, and Capacity Investments M&A Stock Repurchases Priority Uses for Capital Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below $82M in capital expenditures with key investments in digital tools and strategic growth expansion with new facility purchase in Dallas, Texas Over $250M on four acquisitions; continue to maintain a strong pipeline of targets to support growth in key end markets and product areas $397M in share repurchases in the first nine months of the year; $103M already repurchased in Q4 FY22 for a total of $500M this fiscal year Expect to exceed plan to deploy > $1B in cash over the next two to three years1 9 FY2022 Nine Month YTD Results & Status Update 1. Plan announced in November 2021.

FY2022 Outlook

Atkore

Increasing FY2022 expectations given results and performance year to date in FY2022. Continue to support perspective on FY2023.

Outlook Summary

Outlook Items for Consolidated Atkore	Q4 2022 Outlook	FY2022 Outlook	Changes to Prior FY2022 Outlook
Net Sales	+4% – 8%	+~32%	+~7% / +~2%
Adjusted EBITDA[1]	$305 – $325M	$1,322 – $1,342M	+$72M / +$42M
Adjusted EPS[1]	$4.85 – $5.20	$20.89 – $21.24	+$1.24 / +$0.79
Interest Expense		~$32M	
Tax Rate		~25%	
Capital Expenditures		$120 – $140M	+ $40 / + $50M
Stock Buybacks		$500M	+$100M
Diluted Shares Outstanding[2]		~44.5M	(0.5)M

FY2023 Perspective

- Continue to expect FY2023 Adjusted EBITDA in the range of $800 to $900 million dollars
- FY2023 perspective may vary due to changes in assumptions or market conditions

1. Reconciliation of the forward-looking quarterly and full-year 2022 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

© Atkore

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© Atkore Appendix

© Atkore Segment Information 12 Three months ended June 24, 2022 June 25, 2021 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 821,566 $ 351,466 42.8% $ 661,163 $ 267,824 40.5 % Safety & Infrastructure 241,909 45,669 18.9% 193,492 22,365 11.6 % Eliminations (1,885) (997) Consolidated operations $ 1,061,590 $ 853,658

© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. 13 Three months ended (in thousands, except per share data) June 24, 2022 June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 254,313 $ 175,297 $ 24,078 $ 36,550 Stock-based compensation 4,625 3,768 1,656 4,120 Intangible asset amortization 8,624 8,707 8,026 7,868 Loss on extinguishment of debt — 4,202 — — Other (a) 1,028 (863) 984 5,371 Pre-tax adjustments to net income 14,277 15,814 10,666 17,359 Tax effect (3,569) (3,954) (2,667) (4,253) Adjusted net income $ 265,021 $ 187,157 $ 32,077 $ 49,656 Weighted-Average Diluted Common Shares Outstanding 43,630 47,286 47,819 47,557 Net income per diluted share $ 5.74 $ 3.64 $ 0.49 $ 0.75 Adjusted net income per diluted share $ 6.07 $ 3.96 $ 0.67 $ 1.04 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. 14 Three months ended (in thousands) June 24, 2022 June 25, 2021 June 26, 2020 June 28, 2019 Net income $ 254,313 $ 175,297 $ 24,078 $ 36,550 Interest expense, net 7,243 8,090 9,421 12,789 Income tax expense 88,041 61,654 8,672 11,106 Depreciation and amortization 20,428 20,166 18,316 17,760 Stock-based compensation 4,625 3,768 1,656 4,120 Transaction costs 1,708 287 — Loss on extinguishment of debt — 4,202 — — Other (a) 1,172 800 1,581 6,156 Adjusted EBITDA $ 377,530 $ 274,264 $ 63,724 $ 88,481 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, and restructuring costs.

© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. 15 TTM Three months ended (in thousands) June 24, 2022 June 24, 2022 March 25, 2022 December 24, 2021 September 30, 2021 Net income $ 895,194 $ 254,313 $ 233,477 $ 204,843 $ 202,561 Interest expense, net 29,814 7,243 7,514 6,918 8,139 Income tax expense 288,851 88,041 78,613 56,975 65,222 Depreciation and amortization 80,550 20,428 19,994 20,046 20,082 Stock-based compensation 17,069 4,625 6,128 3,427 2,889 Loss on the extinguishment of debt — — — — — Other(a) (1,841) 2,880 440 801 (5,962) Adjusted EBITDA $ 1,309,637 $ 377,530 $ 346,166 $ 293,010 $ 292,931 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, and restructuring costs.

© Atkore Net Debt to Total Debt and Leverage Ratio Consolidated Atkore Inc. (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on May 3, 2022, January 31, 2022, November 18, 2021, August 3, 2021, and April 29, 2021. 16 ($ in thousands) June 24, 2022 March 25, 2022 December 24, 2021 September 30, 2021 June 25, 2021 March 26, 2021 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ 4,000 $ — Long-term debt 759,999 759,461 758,924 758,386 780,489 765,049 Total debt 759,999 759,461 758,924 758,386 784,489 765,049 Less cash and cash equivalents 186,650 390,399 $ 498,959 576,289 397,142 304,469 Net debt $ 573,349 $ 369,062 $ 259,965 $ 182,097 $ 387,347 $ 460,580 TTM Adjusted EBITDA (a) $ 1,309,637 $ 1,206,371 $ 1,053,570 $ 897,547 $ 702,815 $ 492,274 Total debt/TTM Adjusted EBITDA 0.6 x 0.6 x 0.7 x 0.8 x 1.1 x 1.6 x Net debt/TTM Adjusted EBITDA 0.4 x 0.3 x 0.2 x 0.2 x 0.6 x 0.9 x

© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. 17 Nine months ended (in thousands) June 24, 2022 June 25, 2021 Net cash provided by operating activities $ 371,776 $ 318,621 Capital expenditures (81,990) (34,242) Free Cash Flow: $ 289,786 $ 284,379

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